UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2018

PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 438-2500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Transactions Overview
On September 14, 2018, Carpenter Community BancFund, LP and Carpenter Community BancFund-A, LP (the Carpenter Funds), the largest shareholders of Pacific Mercantile Bancorp (the Company), the holding company of Pacific Mercantile Bank (the Bank), sold all of their equity interest in the Company to certain accredited investors in privately negotiated transactions (the Carpenter Disposition Transactions). The Carpenter Disposition Transactions included the sale of 1,467,155 shares of a new series of non-voting preferred stock designated as Series A Non-Voting Preferred Stock (the Series A Non-Voting Preferred Stock) that the Company issued to the Carpenter Funds in exchange (the Exchange) for 1,467,155 shares of the Company’s common stock, no par value per share (the Common Stock), owned by the Carpenter Funds. After giving effect to the Exchange, the Company will have 21,917,995 shares of Common Stock issued and outstanding and 1,467,155 shares of Series A Non-Voting Preferred Stock outstanding. The shares of Series A Non-Voting Preferred Stock were issued to the Carpenter Funds to facilitate the Carpenter Disposition Transactions and have substantially the same rights, preferences and privileges of the Common Stock, except that the Series A Non-Voting Preferred Stock is not entitled to vote on any matter other than where required under California law and that each share of Series A Non-Voting Preferred Stock has a liquidation preference of $0.0001 per share over the Common Stock. The shares of Common Stock and Series A Non-Voting Preferred Stock purchased by investors from the Carpenter Funds in the Carpenter Disposition Transactions are restricted securities subject to trading restrictions under the federal securities laws.
The lead investor in the Carpenter Disposition Transactions, Patriot Financial Partners III, L.P., a Delaware limited partnership (Patriot), acquired 3,636,363 total common-equivalent shares of the Company, comprised of 2,169,208 shares of Common Stock (9.9% of the total voting shares outstanding after giving effect to the Exchange) and 1,467,155 shares of the Series A Non-Voting Preferred Stock. After giving effect to the Carpenter Disposition Transactions (including the Exchange), Patriot holds a 15.6% equity interest in the Company.
Item 1.01    Entry into a Material Definitive Agreement.
In connection with the Carpenter Disposition Transactions, the Company entered into the following agreements:
Exchange Agreement
On September 14, 2018, the Company entered into an Exchange Agreement (the Exchange Agreement) with the Carpenter Funds pursuant to which the Carpenter Funds exchanged an aggregate of 1,467,155 shares of the Common Stock on a one-for-one basis for 1,467,155 shares of Series A Non-Voting Preferred Stock.
Investor Rights Agreement
On September 14, 2018, the Company entered into an Investor Rights Agreement (the Investor Rights Agreement) with Patriot. The Investor Rights Agreement sets forth, among other things, the following agreements between the Company and Patriot:

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Patriot Board Representation. Patriot has the right to designate one individual (the Patriot Board Representative) for appointment to the board of directors of each of the Company (the Board) and the Bank, and the Company and the Bank are required to promptly appoint the Patriot Board Representative to their respective board of directors, subject to all legal, regulatory and Nasdaq Stock Market listing requirements regarding service and election or appointment as a director of the Company and the Bank (the Qualification Requirements). The Company has also agreed to recommend to its shareholders the election of the Patriot Board Representative to the Company’s board of directors at each annual or special meeting of the Company’s shareholders, subject to satisfaction of the Qualification Requirements. The foregoing rights and obligations with respect the Patriot Board Representative will continue only for so long as Patriot, together with its affiliates, owns in the aggregate 5% or more of the Common Stock then outstanding (the Minimum Ownership Interest), and Patriot has agreed to cause the Patriot Board Representative to resign from the board of directors of each of the Company and the Bank promptly after any written request from the Company’s board of directors if Patriot no longer satisfies the Minimum Ownership Interest. The Patriot Board Representative will be entitled to compensation and indemnification and insurance coverage in connection with his or her role as a director to the same extent as the other members of the board of directors of the Company and the Bank, as applicable, and will also be entitled to reimbursement for reasonable and documented out-of-pocket expenses incurred in attending meetings of such board of directors, or any committee thereof, in accordance with Company policy.

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Patriot Board Observer Right. For so long as Patriot satisfies the Minimum Ownership Interest, Patriot also has the right to designate a person (the Observer) to attend meetings of the board of directors of the Company and the Bank (including any meetings of committees thereof on which the Patriot Board Representative is permitted to attend) in a nonvoting, nonparticipating observer capacity. The Observer will not be entitled to compensation, reimbursement of expenses or indemnification from the Company or the Bank, but will be entitled to reimbursement of reasonable and documented out-of-pocket expenses related to attendance at any in-person or telephonic meeting of the board of directors of the Company or the Bank at which the Patriot Board Representative is not in attendance.

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Shareholder Approval Requirement. At the Company’s next annual meeting of shareholders (and at each annual shareholders meeting thereafter until approved), the Company is required to seek approval from the Company’s shareholders (the Shareholder Approval) of an amendment to the Company’s Articles of Incorporation (the Amended Articles) to create a newly designated series of non-voting common stock (the Non-Voting Common Stock) (and thereafter each share of Series A Non-Voting Preferred Stock will automatically be converted on a one-for-one basis for a share of Non-Voting Common Stock), to recommend that shareholders approve and adopt the Amended Articles at such meeting and to use commercially reasonable efforts to obtain the Shareholder Approval.

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Information Rights. The Company has agreed to provide to Patriot all materials delivered to the board of directors of the Company and the Bank, and the committees thereof, with customary exceptions, for as long as Patriot owns the Minimum Ownership Interest.

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Voting Agreement. With respect to any matter for which the non-voting equity securities acquired by Patriot pursuant to the Carpenter Disposition Transactions (consisting of the shares of Series A Non-Voting Preferred Stock and any shares of Non-Voting Common Stock into which such shares will be automatically converted if the Shareholder Approval is obtained) have a voting right under applicable law, Patriot has agreed to vote such shares in the same proportion as the Company’s other shareholders collectively voted with respect to such matter; provided, however, that Patriot is permitted to vote such shares in any manner it chooses on any matter on which it is required by law to vote and that would adversely affect the terms, rights, and privileges of such shares compared to the terms, rights, preferences, or privileges of shares of Common Stock.

Registration Rights Agreement
On September 14, 2018, the Company also entered into a Registration Rights Agreement (the Registration Rights Agreement) with Patriot. The Registration Rights Agreement requires the Company, at its sole expense, (i) to file, within one year, a Registration Statement on Form S-3 (the Registration Statement) with the Securities and Exchange Commission (the SEC) to register, under the Securities Act of 1933, as amended (the Securities Act), the resale of the shares of Common Stock and shares of Series A Non-Voting Preferred Stock that Patriot has purchased from the Carpenter Funds and the shares of Non-Voting Common Stock into which the Series A Non-Voting Preferred Stock will be automatically converted if the Shareholder Approval is obtained, and (ii) to use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC within 60 days of the filing date. The Company will be required to continuously maintain the effectiveness of the Registration Statement for so long as such securities are outstanding, unless all of such securities have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act or otherwise become eligible for sale without time, volume or manner of sale restrictions in accordance with Rule 144 under the Securities Act.
The foregoing descriptions of the Exchange Agreement, the Investor Rights Agreement and the Registration Rights Agreement are subject to, and are qualified in their entirety by reference to, the full text of the agreements filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.
Item 1.02    Termination of a Material Definitive Agreement.

Pursuant to the Exchange Agreement and in connection with the transactions summarized in Item 1.01 of this Current Report on Form 8-K, the Carpenter Funds terminated each of the following agreements (to the extent rights or obligations remained outstanding thereunder): (i) the Common Stock Purchase Agreement, dated August 26, 2011, between the Company and the Carpenter Funds (the Common Stock Purchase Agreement); (ii) the Registration Rights Agreement, dated as of February 28, 2012, by and among the Company and the Carpenter Funds, as amended by Amendment No. 1 dated February 22, 2013 (the 2012 Registration Rights Agreement); (iii) the Stock Purchase Agreement, dated as of February 22, 2013, by and among the Company and the Carpenter Funds (the Stock Purchase Agreement); (iv) the Exchange Agreement, dated as of August 28, 2015, by and among the Company, SBAV, LP, an affiliate of Clinton Group, Inc., and the Carpenter Funds (the 2015 Exchange Agreement); and (v) the Registration Rights Agreement, dated as of August 28, 2015, by and among the Company, SBAV, LP and the Carpenter Funds (the 2015 Registration Rights Agreement).
The material terms of the foregoing agreements were previously described under Item 1.01 of the Current Reports on Form 8-K filed by the Company with the SEC on August 30, 2011 (with respect to the Common Stock Purchase Agreement), March 2, 2012 (with respect to the 2012 Registration Rights Agreement), March 5, 2013 (with respect to the Stock Purchase Agreement) and August 31, 2015 (with respect to the 2015 Exchange Agreement and the 2015 Registration Rights Agreements), which descriptions are incorporated herein by reference.
Item 3.02    Unregistered Sales of Equity Securities.
Reference is made to, and there is hereby incorporated by reference into this Item 3.02, the information contained in Item 1.01 of this Current Report on Form 8-K relating to the issuance of 1,467,155 shares of Series A Non-Voting Preferred Stock to the Carpenter Funds pursuant to the Exchange. Such shares of Series A Non-Voting Preferred Stock were issued in reliance upon the exemptions from registration provided by Section 3(a)(9) or Section 4(a)(2) of the Securities Act. The shares of Series A Non-Voting Preferred Stock are automatically convertible into shares of Common Stock and, if the Shareholder Approval is obtained, Non-Voting Common Stock as described in Item 5.03 to this Current Report on Form 8-K, which description is incorporated herein by reference. The issuance by the Company of shares of Common Stock or Non-Voting Common Stock upon such conversion of the Series A Non-Voting Preferred Stock will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act.
Item 3.03    Material Modification to Rights of Security Holders.
Reference is made to, and there is hereby incorporated by reference into this Item 3.03, the information contained in Item 5.03 of this Current Report on Form 8-K relating to the designation of the Series A Non-Voting Preferred Stock.
Item 5.02(b)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 14, 2018, John Flemming, a director of the Company and a Managing Member of the general partner of the Carpenter Funds, informed the Company that he will not stand for re-election as a director at the Company’s 2019 annual shareholders’ meeting, or as a director of the Bank.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Certificates of Amendment to Cancel the Prior Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock
On September 10, 2018, the Company filed amendments (the Certificates of Amendment) to the Certificates of Determination of Rights, Preferences, Privileges and Restrictions for each of its Series A Convertible 10% Cumulative Preferred Stock (the Series A Preferred Stock), Series B-1 Convertible 8.4% Noncumulative Preferred Stock and Series B-2 Convertible 8.4% Noncumulative Preferred Stock (collectively, the Series B Preferred Stock) and Series C 8.4% Noncumulative Preferred Stock (the Series C Preferred Stock) with the California Secretary of State. Pursuant to the Certificates of Amendment, the number of authorized shares of each series of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock was decreased to zero and such series of stock are no longer in force and no longer an authorized series of stock of the Company. At the time the Certificates of Amendment were filed, no shares of preferred stock of the Company were outstanding.
The foregoing description of the Certificates of Amendment are subject to, and qualified in their entirety by reference to, the full text of the Certificate of Amendment for each of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K.
Designation of Series A Non-Voting Preferred Stock
On September 13, 2018, the Company filed a Certificate of Determination of Series A Non-Voting Preferred Stock (the Certificate of Determination) with the California Secretary of State for the purpose of designating the Series A Non-Voting Preferred Stock and fixing the rights, preferences and privileges of and restrictions on the shares of Series A Non-Voting Preferred Stock.
The following summarizes the rights, preferences and privileges of and restrictions on the shares of Series A Non-Voting Preferred Stock:
Ranking. The Series A Non-Voting Preferred Stock is subordinate and junior to all indebtedness of the Company and to all other series of preferred stock of the Company, other than any series of preferred stock the terms of which provide that such series is equal, subordinate or junior to the Series A Non-Voting Preferred Stock in any respect, and shall rank on parity with the Common Stock with respect to (a) the declaration and payment of dividends, and (b) distributions upon the liquidation, dissolution or winding up of the Company except that each share of Series A Non-Voting Preferred Stock has a liquidation preference of $.0001 per share over the Common Stock.
Voting Rights. The Series A Non-Voting Preferred Stock is not entitled to vote on any matter except as required by the California Corporations Code (the Code). As to all matters for which voting by class is specifically required by the Code, each outstanding share of Series A Non-Voting Preferred Stock will be entitled to one vote.
Transfer Restrictions. Shares of Series A Non-Voting Preferred Stock may only be transferred by Patriot or an affiliate of Patriot (i) to an affiliate of Patriot; (ii) to the Company, (iii) pursuant to any public offering or public sale of securities of the Company (including, without limitation, a public offering registered under the Securities Act and a public sale pursuant to Rule 144 under the Securities Act or any similar rule then in force), (iv) in a transfer in which no transferee (or group of associated transferees) would receive 2% or more of any class of voting securities of the Company, or (v) to a transferee that would control more than 50% of the voting securities of the Company without any transfer from Patriot or any affiliate.
Automatic Conversion to Common Stock. Each share of Series A Non-Voting Preferred Stock will convert, automatically and without any action by any person, into fully paid and nonassessable share or shares of Common Stock at the then effective conversion ratio (which is initially one) upon any transfer of such share to any person other than Patriot or an affiliate of Patriot (i) pursuant to any public offering or public sale of securities of the Company (including, without limitation, a public offering registered under the Securities Act and a public sale pursuant to Rule 144 under the Securities Act or any similar rule then in force), (ii) in a transfer in which no transferee (or group of associated transferees) would receive 2% or more of any class of voting securities of the Company, or (iii) to a transferee that would control more than 50% of the voting securities of the Company without any transfer from Patriot or any affiliate of Patriot. The conversion ratio is subject to adjustment in connection with certain customary events affecting the Common Stock as described in the Certificate of Determination.
Automatic Conversion on Authorization of Non-Voting Common Stock. Upon Shareholder Approval, each share of Series A Non-Voting Preferred Stock will convert, automatically and without any action by any person, into one fully paid and nonassessable share of Non-Voting Common Stock as of the close of business on the effective date of the Amended Articles. The Non-Voting Common Stock will have all of the rights and other attributes of the Common Stock, except that it will not be entitled to vote on any matter unless otherwise required by the Code, and will convert into Common Stock subject to the same transfer restrictions applicable to the Series A Non-Voting Preferred Stock.

Dividend Preference, Dividend Rate, and Cumulative Dividends. The holders of Series A Non-Voting Preferred Stock are entitled to receive ratable dividends only if and when dividends are concurrently declared and payable on the shares of Common Stock of the Company. No dividend may be declared or paid on the Common Stock unless a dividend of equal amount is also concurrently declared or paid, as applicable, on the Series A Non-Voting Preferred Stock. The right to receive dividends on the Series A Non-Voting Preferred Stock is not cumulative.
Liquidation Preference. In the event the Company were to liquidate, dissolve or wind up its business, whether voluntarily or involuntarily, all assets of the Company remaining available for distribution after payment in full of claims to the Company’s creditors and amounts due on any preferred stock or other securities of the Company that rank superior to the Common Stock and Series A Non-Voting Preferred Stock will be distributed to the holders of Common Stock and Series A Non-Voting Preferred Stock pro rata based, respectively, on the number of shares of Common Stock outstanding at such time and the number of shares of Common Stock into which the Series A Non-Voting Preferred Stock outstanding at such time would then be convertible except that each share of Series A Non-Voting Preferred Stock has a liquidation preference of $.0001 per share over the Common Stock.
Effect of Sale or Merger of the Company. In the event of certain acquisitions, mergers, or sales of the Company as provided in the Certificate of Determination, the holders of Series A Non-Voting Preferred Stock will be entitled to receive the same form and amount of consideration, if any, as the holders of Common Stock receive in exchange for or in respect of their shares of Common Stock, with the amount calculated based on the then effective conversion ratio.
Maturity and Redemption. The Series A Non-Voting Preferred Stock has no maturity date, is not redeemable at any time and will remain outstanding subject only to conversion into shares of Common Stock or Non-Voting Common Stock in accordance with the Certificate of Determination.
Preemptive Rights. Series A Non-Voting Preferred Stock have no preemptive rights    .
The foregoing description of the Certificate of Determination is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Determination filed as Exhibit 3.4 to this Current Report on Form 8-K.
Item 7.01    Regulation FD Disclosure.
On September 14, 2018, the Company issued a press release announcing the transactions described herein. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit be deemed incorporated by reference in any filing under the Securities Act.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are being filed as part of this report:

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment of Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series A Convertible 10% Cumulative Preferred Stock of the Company
3.2
Certificate of Amendment of Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series B-1 Convertible 8.4% Noncumulative Preferred Stock and Series B-2 Convertible 8.4% Noncumulative Preferred Stock of the Company

3.3	Certificate of Amendment of Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series C 8.4% Noncumulative Preferred Stock of the Company
3.4	Certificate of Determination of Series A Non-Voting Preferred Stock of Pacific Mercantile Bancorp
10.1	Exchange Agreement, dated as of September 14, 2018, by and among Pacific Mercantile Bancorp, Carpenter Community BancFund, L.P. and Carpenter Community BancFund-A, L.P.
10.2	Investor Rights Agreement, dated as of September 14, 2018, by and among Pacific Mercantile Bancorp and Patriot Financial Partners III, L.P.
10.3	Registration Rights Agreement, dated as of September 14, 2018, by and among Pacific Mercantile Bancorp and Patriot Financial Partners III, L.P.
99.1	Press Release issued September 14, 2018 by Pacific Mercantile Bancorp

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: September 14, 2018	By:	/s/ THOMAS M. VERTIN
Thomas M. Vertin, President and Chief Executive Officer